                                                                 EXHIBIT 4.1

COMMON STOCK                        [LOGO]                       COMMON STOCK
                         CTC COMMUNICATIONS GROUP, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                 COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE                               SEE REVERSE FOR
IN BOSTON, MA AND NEW YORK, NY                             CERTAIN DEFINITIONS
                                                            CUSIP 126419 10 0

           THIS CERTIFIES THAT




           IS THE OWNER OF

           FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE OF $.O1 EACH, OF
                       CTC COMMUNICATIONS GROUP, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificat and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the Certificate of Incorporation and the By-Laws of the Corporation, as the same may be from time to time amended, to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Company has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and its facsimile corporate seal to be hereunto affixed.

     Dated:

              [CTC COMMUNICATIONS GROUP, INC. 1998 DELAWARE SEAL]

/s/ [SIGNATURE OF TREASURER]                       /s/ [SIGNATURE OF PRESIDENT]

COUNTERSIGNED AND REGISTERED:
State Street Bank & Trust Company (Boston)
   TRANSFER AGENT AND REGISTRAR

By [Signature of Authorized Officer]
AUTHORIZED SIGNER

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        The powers, designations, preferences, and relative participating, optional, or other special rights, and the qualifications, limitations, or restrictions of such performances and/or rights of each class of stock or series of any class are set forth in the Certificate of Incorporation. The corporation will furnish a copy of the Certificate of Incorporation to the holder of the certificate without charge upon request.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM --  as tenants in common                UNIT GIFT MIN ACT -- ___________ Custodian______________
TEN ENT --  as tenants by the entireties                               (Cust)               (Minor)
JT ENT --   as joint tenants with rights                             under Uniform Gifts to Minors
            of survivorship and not as
            tenants in common                                              Act_________________
                                                UNIF TRF MIN ACT -- ____________ Custodian (until age ____)
                                                                       (Cust)

                                                                    ____________ under Uniform Transfers
                                                                      (Minor)
                                                                    to Minors Act _____________________
                                                                                         (State)

    Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED, ________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                         Shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated_____________________


                            X__________________________________________________

                            X__________________________________________________
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                              WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By_____________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.